Acquisition	6 Months Ended
Jun. 30, 2024
Acquisition [Abstract]
Acquisition

Note 3 — Acquisition

Hongchuangxin Acquisition

On May 1, 2024, the Group acquired 100% equity interest in Hongchuangxin from its original shareholders. The fair value of the consideration for this acquisition was $13,854,016. The consolidated operating results of Hongchuangxin for the six months ended June 30, 2023 were not significant to the Group. The objective of the acquisition is to expand the Group’s business scope.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition based on a valuation report performed by an independent valuation firm engaged by the Group. The valuation report considered generally accepted valuation methodologies such as the income, market and cost approaches.

Amount
Total consideration for acquisition	$13,854,016

Assets acquired and liabilities assumed:
Cash acquired	47,073
Accounts receivable	1,048,422
Loan receivable	40,052
Prepayments, deposits and other current assets	650,632
Intangible assets, net	8,134,797
Accounts payable	(1,401,816)
Deferred revenue	(378,979)
Other current liabilities	(3,212)
Deferred tax liabilities	(2,033,699)
Total net assets acquired	6,103,270
Goodwill	$7,750,746

The intangible assets are mainly attributable to franchise right acquired through the acquisition, which are amortized over 10 years.